Exhibit 10.2

AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND FINANCING STATEMENT

(Travis County, Texas)

THIS AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT (this “Amendment”), is executed as of June 5, 2007, to be effective as of June 7, 2007, by SPANSION LLC, a Delaware limited liability company (“Grantor”), whose address for notice hereunder is 915 DeGuigne Drive, P. O. Box 3453, Sunnyvale, California 94088, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in the capacity as Collateral Agent for the Noteholder Secured Parties (hereinafter referred to as “Beneficiary”), whose address is 707 Wilshire Blvd., 17th Floor, Los Angeles, CA 90017.

W I T N E S S E T H:

WHEREAS, in order to secure payment, performance and observance of the obligations of Grantor under the Indenture dated May 18, 2007 (as supplemented from time to time, the “Indenture”) among the Company, Holdings, the Subsidiary Grantors party thereto and Wells Fargo Bank, National Association, as Trustee, pursuant to which the Company issued the Senior Secured Floating Rate Notes due 2013 in the aggregate original principal amount of $550,000,000.00, the Company executed and delivered to R. J. Dold, as Trustee (hereinafter referred to in such capacity as “Trustee”) for the benefit of Beneficiary, a Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (as amended, modified, amended and restated or subordinated from time to time, the “Original Deed of Trust”), which Original Deed of Trust was recorded on May 21, 2007 as Document No. 2007091352, Official Public Records of Travis County, Texas.

WHEREAS, pursuant to the Indenture, the Company is issuing additional Notes in an additional aggregate principal amount of $75,000,000.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1 Amendment. The definition of “Notes” appearing in the Original Deed of Trust is amended and restated to read as follows:

Notes: The Senior Secured Floating Rate Notes due 2013 in the aggregate original principal amount of $625,000,000.00.

1.2 Applicable Law: This Amendment shall be governed by and construed according to the internal laws of the State of Texas from time to time in effect, without giving affect to its choice of law principles.

1.3 Indenture: Reference is hereby made for all purposes to the Indenture. In event of a conflict between the terms and provisions hereof and the Indenture, this Deed of Trust shall govern.

1.4 Continuation of Original Deed of Trust. Except as modified hereby, the terms and conditions of the Original Deed of Trust remain unchanged and in full force and effect and are hereby ratified and confirmed. The Grantor hereby confirms that it has no defenses or offsets with respect to its obligations under the Original Deed of Trust, as modified hereby. The Grantor affirms and agrees that the Original Deed of Trust, as modified hereby, extends to and fully secures all of the Obligations, including the Notes issued pursuant to the Supplement.

1.5 Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument.

(Signature Page Follows)

THIS AMENDMENT, TOGETHER WITH THE OTHER NOTEHOLDER DOCUMENTS TO WHICH GRANTOR IS A PARTY, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED on June 5, 2007 to be effective as of June 7, 2007.

SPANSION LLC

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

THE STATE OF CALIFORNIA	§
§
COUNTY OF SANTA CLARA	§

This instrument was acknowledged before me on the 5th day of June, 2007, by Dario Sacomani, Chief Financial Officer of SPANSION LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Maura L. Burns
Notary Public, State of California

[seal]	Maura L. Burns
Printed Name of Notary

Commission Expiration: July 12, 2007

[Signature Page to Amendment No. 1 to Texas Deed of Trust]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Maddy Hall
Name:	Maddy Hall
Title:	Assistant Vice President

THE STATE OF CALIFORNIA	§
§
COUNTY OF LOS ANGELES	§

This instrument was acknowledged before me on the 5th day of June, 2007, by Maddy Hall, Assistant Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, on behalf of said national banking association.

/s/ Arnetta Lee Theus
Notary Public, State of California

Arnetta Lee Theus
Printed Name of Notary

Commission Expiration: April 30, 2010

[seal]

AFTER RECORDING RETURN TO:

Real Estate Department

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017